                                                                   EXHIBIT 10.32

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                      Among

                              Intracel Corporation,
                                 Bartels, Inc.,
                          PerImmune Holdings, Inc. and
                                 PerImmune, Inc.

                                       and

                             the holders of the 12%
                     Guaranteed Senior Secured Primary Notes
                              due August 1, 2003 of
                              Intracel Corporation

                                       and

                             the holders of the 12%
                         Guaranteed Senior Escrow Notes
                              due August 1, 2003 of
                              Intracel Corporation

                             Dated August 25, 1998

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

               INTELLECTUAL PROPERTY SECURITY AGREEMENT dated August 25, 1998, among Intracel Corporation, a Delaware corporation (together with its successors and assigns, the "Company"), the Company's wholly-owned subsidiaries, Bartels, Inc. ("Bartels"), PerImmune Holdings, Inc. ("Holdings") and PerImmune, Inc. ("PerImmune" and, together with Bartels and Holdings, the "Subsidiaries") and the holders of the 12% Guaranteed Senior Secured Promissory Notes of the Company (the "Guaranteed Senior Secured Primary Notes") and the holders of the 12% Guaranteed Senior Secured Escrow Promissory Notes ("Guaranteed Senior Secured Escrow Notes") of the Company (collectively, the "Notes") issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (the "Purchase Agreement"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                                   WITNESSETH:

               WHEREAS, the Company is to issue 12% Guaranteed Senior Secured Primary Promissory Notes in the aggregate original principal amount of $35,000,000 and 12% Guaranteed Senior Secured Escrow Promissory Notes in the aggregate original principal amount of $6,000,000;

               WHEREAS, in order to secure the performance of the obligations of the Company under the Purchase Agreement, the Notes and the Ancillary Agreements (the "Obligations") and the guaranties relating to the Obligations executed on the date hereof by each of the Subsidiaries, the parties hereto entered into a Security Agreement as of the date hereof ("Security Agreement") regarding the terms and conditions of the Company's and Subsidiaries' (together the "Company Parties") grant of a security interest in the certain Collateral (as defined therein), including the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, pursuant to and in connection with the Security Agreement, and also in order to secure the performance of the Obligations and the guaranties relating to the Obligations, the parties hereto are entering into this Intellectual Property Security Agreement to confirm and supplement the terms and conditions of the Company Parties' grant of security interest, as set forth in the Security Agreement, in the Intellectual Property Collateral (as defined below) to the Holders;

               WHEREAS, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

               NOW, THEREFORE, in consideration of the premises and other benefits to the Company Parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. Grant of Security. As collateral security for the payment and performance in full of the Obligations in accordance with their respective terms, the Company Parties hereby pledge, assign, transfer and grant to the Holders as to all Intellectual Property Collateral (defined below), a first priority perfected continuing security interest, except with respect to certain Intellectual Property Collateral listed on Exhibit A-1 to the Security Agreement in which Akzo Nobel Pharma International, B.V., as Collateral Agent under the Intellectual Property Security Agreement dated August 13, 1996 (the "Collateral Agent"), has a first priority security interest (the "Akzo Security Interest Collateral"), and with respect to the Akzo Security Interest Collateral, a second priority perfected security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority perfected security interest in the Akzo Security Interest Collateral, in all of such Company Party's right, title and interest in and to the following, whether now owned or hereafter acquired by such Company Party and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):

                (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Patents");

                (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

                (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Company Party accruing thereunder or pertaining thereto (the "Copyrights");

                (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks, service marks or copyrights, whether such Company Party is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Company Party and now or hereafter covered by such licenses (the "Licenses"); and

                (e) all proceeds of any and all of the foregoing Intellectual Property Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (d) of this
        Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Holders are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Intellectual Property Collateral, and (ii) cash.

Until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, the Company and its Subsidiaries (as defined in the Purchase Agreement), shall not, without the Holders' prior written consent, which consent will not be unreasonably withheld, create, incur or assume any pledge, sale, license or assignment of any of the Intellectual Property Collateral, or grant, convey or hypothecate any interest in the Intellectual Property Collateral, or take any action the effect of which is to have created any Lien, encumbrance, claim, charge, preference, priority or other restriction on the Intellectual Property Collateral.

               SECTION 2. Security Agreement. The security interest granted hereby has been granted in conjunction with the security interest granted to the Holders under the Security Agreement, which this Intellectual Property Security Agreement supplements. Except as supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

               SECTION 3. Confirmation of Security Interest. The Company Parties hereby confirm that pursuant to the Security Agreement, for good and valuable consideration, the Company Parties have granted to the Holders a continuing security interest in and to the Company Parties' entire right, title and interest in all of the Collateral, including the Intellectual Property Collateral, that the Company Parties' right, title and interest in the Collateral is subject to such interest of the Holders and that such security interest therein shall continue unimpaired by the security interest of the Collateral granted hereby which serves as evidence of the continuing nature of such interest in favor of the Holders.

               SECTION 4. Representations and Warranties. Each Company Party represents and warrants as to itself and its Intellectual Property Collateral as follows:

                (a) Such Company Party is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral of such Company Party free and clear of any Lien, claim, option or right of others, except for the liens and security interests created by this Agreement and the lien created in favor of the Collateral Agent. No effective financing statement or other instrument similar in effect covering all or any part of such Intellectual Property Collateral or listing such Company Party or any trade name of such Company Party as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office), except such as may have been filed in favor of the Holders relating to the Loan Documents and such as have been filed in favor of the Collateral Agent.

                (b) Set forth in Schedule I is a complete and accurate list of all patents and all patent applications owned by the Company Parties. Set forth in Schedule II is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by the Company Parties. Set forth in Schedule III is a complete and accurate list of all copyright registrations and copyright applications owned by the Company Parties. Set forth in
        Schedule IV is a complete and accurate list of all Licenses owned by the Company Parties in which a Company

        Party is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks, service marks or copyrights. Except as set forth in
        Schedule II, all necessary filings and recordations have been made to protect and maintain the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations, copyright applications and Licenses set forth in Schedules I, II, III and IV.

                (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Company Party set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part. Each License of such Company Party identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Company Party is not aware of any uses of any item of Intellectual Property Collateral which could be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

                (d) Such Company Party has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral other than the Intellectual Property Security Agreement dated August 13, 1996 with respect to the Akzo Security Interest Collateral. Such Company Party has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

                (e) Such Company Party has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedules I, II and III.

                (f) This Agreement creates in favor of the Holders a valid first priority security interest in the Intellectual Property Collateral of the Company Parties, except with respect to the Akzo Security Interest Collateral and, with respect thereto, a second priority continuing security interest until such time as payment in full of the Debt underlying the Akzo Security Interest Collateral has been made and, at such time, a first priority security interest in the Akzo Security Interest Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                (g) With the exception of the consent of the Collateral Agent, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required (i) for the assignment and grant by such Company Party of the security interest assigned and granted hereby or for the execution, delivery or performance of this Agreement by such Company Party, (ii) for the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing and recordal of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office or (iii) for the exercise by the Holders of their rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement.

                (h) Except for the Licenses set forth in Schedule IV, the Company Parties are not aware of any claims that are likely to be made by any third party relating to any item of Intellectual Property Collateral.

                (i) Except as set forth in Schedule 3.13 of the Securities Purchase Agreement, no claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Company Party of any Intellectual Property Collateral does or may violate the rights of any Person. The Company Parties are not aware of any infringement of any item of Intellectual Property Collateral.

                (j) Such Company Party has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all reasonably necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               SECTION 5. Further Assurances. (a) Each Company Party agrees that from time to time, at the expense of such Company Party, such Company Party will promptly execute and deliver, and use its best efforts to cause to be executed and delivered, all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Holders may request, in order to perfect and protect any security interest assigned and granted or purported to be assigned and granted hereby or to enable the Holders to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Company Party will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Holders may request, in order to perfect and preserve the security interest assigned and granted or purported to be assigned and granted hereunder.

               (b) Each Company Party hereby authorizes the Holders to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Company Party where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (c) Each Company Party will furnish to the Holders from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Holders may reasonably request, all in reasonable detail.

               (d) Each Company Party agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Company Party should obtain, it shall give prompt written notice thereof to the Holders in accordance with the provisions of the Security Agreement. Each Company Party authorizes the Holders to modify this Agreement by amending Schedules I, II, III and IV (and will cooperate with the Holders in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

               (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, such Company Party agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License of such Company Party, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral of such Company Party, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Company Party agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Company Party. No Company Party shall, without the written consent of the Holders, which consent will not be unreasonably withheld, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark, or copyright identified in Schedules I, II and III, or abandon any right to file an application for letters patent, trademark or service mark registration, or copyright registration, or abandon any pending application for a letters patent, trademark or service mark registration, or copyright registration identified in Schedules I, II and III.

               (f) Each Company Party agrees to notify the Holders promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

               (g) In the event that any Company Party becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Company Party shall promptly notify the Holders and shall take such actions as such Company Party or the Holders deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Company Party.

               (h) Each Company Party shall continue to use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

               (i) Each Company Party shall take all steps which it or the Holders deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              INTRACEL CORPORATION


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer


                              BARTELS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   ------------------------------------------
                                   Name: Simon R. McKenzie
                                   Title: President & Chief Executive Officer

                              PERIMMUNE HOLDINGS, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive Officer


                              PERIMMUNE, INC.


                              By:  /s/ SIMON R. MCKENZIE
                                   -----------------------------------------
                                   Name: Simon R. McKenzie
                                   Tide: President & Chief Executive officer

                              NORTHSTAR HIGH YIELD FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR HIGH TOTAL RETURN FUND II


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

                              NORTHSTAR STRATEGIC INCOME FUND


                              By:  /s/ MICHAEL A. GRAVES
                                   -------------------------------
                                   Name: Michael A. Graves
                                   Title: Vice President

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of INTRACEL CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of BARTELS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE HOLDINGS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------


     STATE OF       WA        )
                              ) ss.:
     COUNTY OF      KING      )


     On the 20th day of August, 1998, before me personally came Simon McKenzie to me known, who, being by me duly sworn, did depose and say he resides at 1411 1st St. North, Seattle, WA and that he is the Pres/CEO of PERIMMUNE, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                    /s/ GWENDOLYN C. MCCLURE-DOUGLAS
                    --------------------------------
                    Notary Public


                      ------------------------------------
                                 Notary Public
                              State of Washington
[Notarial Seal]           GWENDOLYN C. MCCLURE-DOUGLAS
                      My Appointment Expires Jan. 15, 2002
                      ------------------------------------

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH YIELD FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL RETURN FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003

     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR HIGH TOTAL REFUND FUND II, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003



     STATE OF NEW YORK        )
                              ) ss.:
     COUNTY OF NEW YORK       )


     On the 25th day of August, 1998, before me personally came Michael Graves to me known, who, being by me duly sworn, did depose and say he resides at Fairfield County, CT and that he is the Vice President of NORTHSTAR STRATEGIC INCOME FUND, the institution described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said institution; and that he signed said instrument on behalf of said institution pursuant to said authority.


                    /s/ MARY FRANCES ENNIS
                    ----------------------
                    Notary Public



                               MARY FRANCES ENNIS
[Notarial Seal]                  NOTARY PUBLIC
                      MY COMMISSION EXPIRES FEB. 23, 2003